Exhibit 99.1

Peabody Energy Investor Presentation November 2008

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Oct. 16, 2008. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; credit and performance risk associated with customers, suppliers, trading and financial counterparties; the availability, timing of delivery and cost of key equipment and commodities; transportation availability, performance and costs including demurrage; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; worldwide economic and political conditions; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; coal and power market conditions; impact of weather on demand, production and transportation; availability and costs of competing energy resources; risks associated with our Btu Conversion initiatives; global currency exchange and interest rate fluctuation; liquidity and access to capital; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission . The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting early debt extinguishment costs, net interest expense, income taxes, minority interests, asset retirement obligation expense and depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations before income taxes and minority interests, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 10/16/08

BTU: The Only Global Pure-Play Coal Investment Unique Industry Near- and long-term global coal supply/ demand balance remains tight Coal markets stronger than other commodities Baseload nature of coal buffers industry from economic slowdown Supplies showing recent signs of cutbacks BTU: Positioned to Capture Value in a Challenged Economy Unique Company World's largest private-sector coal company Increased volumes repricing at higher levels Strong access to high-growth global markets Growing international met and thermal coal sales Record earnings, strong cash flows and liquidity create strength and flexibility

Macro Trends: Economy Eases Demand; Credit Challenges Supplies

Current Trends and Coal Market Implications

Asian Economies	China growing at ~8%, India 6 - 7%, other Asian countries 4 - 5%; Coal fueling electricity growth
U.S. Economy	Coal consumption stable to soft amid weak U.S. economy
Falling Freight Rates	Lower rates extend economic reach of Australian and U.S. coals; Long-term PRB-to-Asia opportunity
Export Demand	Export demand to counter impacts of softer U.S. economy
Credit Concerns	Limited credit further constricts supply; Reduction of trading counterparties
Appalachian Supplies	Straining amid ongoing geology/permitting/labor challenges and MSHA inspections
Summer Weather	Mild weather across northern hemisphere offsets previous coal demand growth
Steel Outlook	New met coal supplies limited; High-quality met coal expected to remain in very short supply

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Multiplier Effect: Fast Growth Nations Have High Energy Intensity and Strong Coal Use China: 8% GDP = 11% Electricity Generation Growth Source: Peabody analysis based on 2009 GDP estimates.

New Coal Plants to Grow Global Coal Consumption by 2+ Billion Tons More Than 660 GW Planned or Under Construction Source: National Coal Council, The Urgency of Sustainable Coal, May 2008. China India Other Asia Europe USA Rest of World 37 20 15 10 8 10 China India Other Asia Europe USA Rest of World Under Construction: Nearly 1 Billion Tons of Annual Coal Demand

China and India Drive Structural Shift in Seaborne Markets Ongoing supply problems reduce exports 2008 export licenses lower than expected and below last year Taxes raised to discourage exports 40% coke (from 25%) 10% met coal (from 5%) 10% thermal coal (previously none) India Source: Industry reports and Peabody analysis. China Two-thirds of coal-fueled power station stockpiles below a week's supply Demand expected to grow 54% to 730 million tonnes by 2012 Coal Ministry's five-year (2007-2012) plan calls for 59 GW of coal-based power stations; Power Ministry wants additional 24 GW China Will Not Be a Net Exporter; India Imports Expected to Grow From 53 to ~100 MT by 2013

Operating Challenges and Growing Credit Concerns Strain Global Supplies Source: Industry reports. Key exporting countries falling short of targets Nations with two-thirds of exports unable to raise 2008 output Multiple Appalachian producers lower production targets tons in September/October Australian producers miss production expectations Global credit crunch stifles coal production and trading Majors announce plans to evaluate capital Extremely tight capital for maintenance and expansion European utility: "Only the strongest companies involved in coal will survive this."

Top Coal Exporting Nations Not Keeping Pace With Demand Source: Barlow Jonker, industry reports, Peabody analysis. Venezuela Poland Kazakhstan Canada Vietnam China U.S. Colombia South Africa Russia Indonesia Australia 2002 - 2004 7 10 24 25 29 50 51 65 68 98 161 251 Indonesia S. Africa Russia Colombia China U.S. Vietnam 2007 Total Exports (million tonnes) Australia Canada Kazakhstan Poland Venezuela Exports up just 3% year to date Below 2008 growth estimates; quality declining Keeping more coal at home; pricing under review Inventory rebuild under way, YTD exports down 9 MT Recent 3 MT reduction places 2008 on par with 2007 Proposed 45% tax to limit exports; 6+ MT decline vs. 2007 2008 exports increasing 20 to 30 MT Export licenses, mine closures, taxes lower exports Limited met coal exports due to rail and geology Declining exports for five years in a row Increasing production to satisfy domestic demand Government renegotiating agreements, supply issues Export Growth Potential Capital Constraints Will Reduce Expansions

The "Coal Standard"? Coal Prices Show Strength Against Other Commodities Safe Haven: 1-Year Coal Prices Up; Other Commodities Down Source: Coal prices LTM as of Oct. 17, 2008 based on published index prices (PRB, Colorado and Illinois Basin 1-year forward delivery, Newcastle prompt delivery). Oil, copper and iron ore LTM future prices from Bloomberg as of Oct. 24, 2008. Coal / PRB +19% Coal / Newcastle +39% Coal / Colorado +110% Coal / Illinois Basin +151% Oil - 30% Iron Ore - 49% Copper - 52%

BTU: The Only Global Pure-Play Coal Investment Unique Industry Near- and long-term global coal supply/ demand balance remains tight Coal markets stronger than other commodities Baseload nature of coal buffers industry from economic slowdown Supplies showing recent signs of cutbacks Unique Company World's largest private-sector coal company Increased volumes repricing at higher levels Strong access to high-growth global markets Growing international met and thermal coal sales Record earnings, strong cash flows and liquidity create strength and flexibility

BTU Advantage: Global Platform Offers Growing and Diverse Earnings 1st Qtr 2nd Qtr 1 99 2003 2003 and 2007 reflect actual results from continuing operations. 2008 share estimated. International EBITDA Share Grows to 50% in 2008 1st Qtr 2nd Qtr 50 50 2008 United States International 1st Qtr 2nd Qtr 21 79 2007 $422 Million $963 Million

2008 2009 2010 East 3 3 10.5 West 5.5 6.5 High-Quality Hard Coking Coal Expected to Remain in Tight Supply BTU Advantage: 10+ MTPA of Australia Met Coal Recently Priced Unpriced Peabody's Met Coal Leverage 2007 Benchmark $98 $300 2008 Benchmark $ / Tonne High-Quality Hard Coking Coal Prices PLACEHOLDER Previously Priced Recently Priced Unpriced 8 - 9 9 - 10 10 - 11 Short Tons in Millions (Est.) 5 - 6 6 - 7 3 3 PCI & Semi-Soft High-Quality Hard Coking Coal Hard Coking Coal Semi-Hard Coking Coal East 11 39 28 11 10 - 15% Semi- Hard 10 - 15% PCI 40 - 45% High-Quality Hard Peabody's Met Coal Qualities 30 - 35% Hard

2008 2009 2010 Previously Priced 6 2.5 1 Recently Priced 2.5 1.5 0 Unpriced 6 12 1/1/2007 1Q07 2Q07 3Q07 4Q07 4/1/2008 Oct. 2008 East 51.95 53.93 70.03 78 89.75 125 138 BTU Advantage: Large, Growing Volumes of Australia Export Thermal Coal Previously Priced Recently Priced Recently Priced Unpriced Unpriced Peabody's Growing Thermal Coal Leverage 9.5 - 10.5 13 - 14 Short Tons in Millions (Est.) $ / Tonne Australia Thermal Prices Nearly Triple Since Early 2007 $51.95 Updated Oct. 28, 2008. Previously Priced $125 $52 2 - 3 6 8 - 9 2.5 1 6 - 7 12 - 13 1 $130 - $145

2007 2008 RESERVES POTENTIAL Queensland N. Goonyella / Eaglefield 2.4 2.5 - 3.0 45 4 - 6 MT Burton 3.2 2.5 - 3.0 33 4 MT Millennium 1.0 1.0 - 1.5 23 3.5 MT Wilkie Creek 2.4 2.3 - 2.6 344 3+ MT 9.0 9 - 10 New South Wales Wilpinjong 5.1 6.5 - 7.0 190 9 - 11 MT Wambo Complex 4.7 4.5 - 5.0 121 7 - 8 MT Metropolitan 1.6 1.4 - 1.8 39 2.5 MT Chain Valley 0.6 0.5 - 0.7 15 1 MT 12.0 13 - 14 21.0 22 - 24 1,073 30 - 40 MT Peabody Australia Capacity Potential Short tons in millions. Volumes subject to transportation availability. "Total" includes unassigned reserves. TOTAL 16 MTPA Metallurgical (+6) 40 MTPA Total (+16 to 18)

2006 2007 2008 2009 Export 49300 59300 85000 90000 Import 36000 36400 31000 29000 U.S. Net Exports Grow to 50 - 60 Million Tons; Benefits Illinois Basin and PRB U.S. net exports growing ~40 million tons between 2007 and 2009 Peabody YTD transactions: 7 million tons of term U.S. exports through 2011 U.S. inventories below targeted levels in the East, above targeted levels in the West Ongoing pull on PRB, Colorado and Illinois Basin supplies U.S. Exports (Est.) Source: Industry reports and Peabody estimates. 59 85 49 85 - 90 13 23 54 U.S. Net Exports 61

BTU Advantage: Strong Contracting Discipline; U.S. 90+% Priced For 2009 PRB moving as slack taken out of other markets; consumption up >3% YTD Third quarter premium PRB priced commitments 49% above 2007 realized prices Reduced 2009 PRB growth plans by 5 million tons PRB to supply ~40 - 45% of new plant requirements Source: Updated Oct. 28, 2008. Unpriced U.S. volumes as of Oct. 16, 2008 earnings release.

BTU Advantage: Number-One Producer in Very Tight Illinois Basin Market Low inventories YTD Illinois Basin prices more than double Benchmarks move from $30s to $60s - $70s Traded prices less impacted with fewer financial players Peabody: 32 MTPA of Illinois Basin production 3.7 billion tons of reserves Peabody in late-stage evaluation of new mine development to serve baseload contracts

Cost Containment Actions Enable Margin Expansion Process Improvement Projects New Mine Efficiencies Newer surface mines (Wilpinjong, El Segundo) lower cost than existing mines Major Cost and Productivity Initiatives Safety U.S. record 1.74 rate YTD Commodity Management Use of consumption teams YTD commodity / currency hedging saves ~$80+ million The Overland Conveyor at North Antelope Rochelle Saves 3 Million Gallons of Diesel Fuel Per Year

Peabody: A Leader in Btu Conversion and Clean Coal Solutions Only non-Chinese equity partner in GreenGen, China's centerpiece coal / climate initiative Partnering with ConocoPhillips on new coal- to-natural gas facility in Kentucky Investing in GreatPoint Energy to develop coal-to-gas plants * Inner Mongolia Advancing coal mine and coal-to- methanol conversion project

Revenue 40% EBITDA 86% Operating Profit 128% EPS 188% Cash Flow 48% BTU: Ongoing Track Record of Financial Performance YTD Performance Sets Records in All Financial Metrics Record Third Quarter; Full Year EBITDA and EPS Targets Raised; Share Repurchase Program Doubled to $1 Billion Dollars in millions except EPS. EPS and cash flow represent continuing operations.

2003 2004 2005 2006 2007 2008 EBITDA 422 496 709 909 963 1850 EBITDA (in Millions) Reflects results from continuing operations (unaudited). 2008 targets per Oct. 16, 2008 earnings release. BTU's Approach: Making Good Money in All Market Conditions $422 2008 Target $1,750- $1,850 Excellent leverage as contracts are repriced Strong free cash flow from growing earnings Global expansion in high-growth, high-margin regions Safe, low-cost operations Industry-best 9.3 billion ton reserves Emerging markets from Btu Conversion 2008 As Much As 92% Above 2007

Peabody Energy Investor Presentation November 2008